Short-term borrowings	12 Months Ended
Dec. 31, 2025
Short-term borrowings
Short-term borrowings

10. Short-term borrowings

In 2024, the Company entered into a loan contract with the Hong Kong Branch of Zheshang Bank through the method of internal guarantee for external loan. This contract enables the company to borrow RMB 720 million. The credit carries an interest rate of 4.40%. The Company has repaid all borrowings in August 2025, and the credit facility has been terminated.

In July 2025, Qufenqi HK, a subsidiary of the Company, entered into a credit loan agreement with Macao Development Bank for a principal amount of RMB140 million. The loan carries an annual interest rate of 3.00%. The principal, together with accrued interest and a 0.5% financing arrangement fee, is due in a lump sum upon maturity in July 2026.

In September 2025, the Company entered into two loan contracts with the Hong Kong Branch of Zheshang Bank under an internal guarantee for external loan structure. The total principal amount borrowed was RMB1,436 million (consisting of two tranches of RMB720 million and RMB716 million, respectively). These loans bear a fixed annual interest rate of 2.40%, with interest payable semi-annually. Both tranches are scheduled to mature in September 2026. These borrowings are secured by standby letters of credit issued by domestic banks in China, which are in turn collateralized by the Company’s restricted cash or other assets.